UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Nuveen Preferred and Income 2022 Term Fund
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IMPORTANT NOTICE TO SHAREHOLDERS OF

NUVEEN PREFERRED AND INCOME 2022 TERM FUND (JPT)

[•], 2021

The questions and answers below highlight only selected information from this Proxy Statement. They do not contain all the information that may be important to you when deciding whether to vote for the proposal. You should carefully read all of the information contained in the Proxy Statement.

Q.	Why am I receiving the enclosed Proxy Statement?

A.

You are receiving the Proxy Statement in connection with the special shareholder meeting (the “Special Meeting”) of Nuveen Preferred and Income 2022 Term Fund (the “Fund”). The Fund is a term fund that is scheduled to terminate on March 1, 2022, unless the Fund’s Board of Trustees (the “Board”) elects to extend the term for up to six months in accordance with the charter documents of the Fund. At the Special Meeting, shareholders will be asked to vote on a proposal to eliminate the term structure of the Fund. As more fully described below, the proposal, if approved, will provide shareholders of the Fund with the opportunity to either (1) continue their investment in the Fund with no scheduled Fund termination date or (2) exit all or a portion of their investment pursuant to a tender offer by the Fund at net asset value (“NAV”), which is the economic value that shareholders would receive upon termination of the Fund under the current term structure.

Information Regarding the Restructuring

Q.	What does the restructuring entail?

A.

The Fund is a term fund that is scheduled to terminate on March 1, 2022, provided that the Board may extend the term for up to six months in accordance with the charter documents of the Fund. In light of the upcoming scheduled termination of the Fund, Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), the investment adviser to the Fund, has recommended, and the Fund’s Board has approved, a series of proposals (collectively, the “Restructuring”) to eliminate the term structure of the Fund, so that the Fund may continue with no scheduled termination date, while allowing shareholders who do not wish to continue their investment in the restructured Fund the opportunity to exit their investment at NAV through a tender offer. The Restructuring also includes certain enhancements to the Fund’s investment strategy.

Specifically, the Restructuring approved by the Board includes the following:

•	amending the Fund’s Declaration of Trust to eliminate the term structure of the Fund;

i

•	amending the Fund’s non-fundamental investment policies to permit the Fund to invest in contingent capital securities (“CoCos”);

•

approving an agreement with Nuveen Fund Advisors to waive management fees or reimburse expenses in an amount equal to 50% of the Fund’s net management fee for the first year following the effectiveness of the Restructuring; and

•

authorizing a tender offer for up to 100% of the Fund’s outstanding shares at NAV in order to provide an opportunity for those shareholders who do not wish to continue their investment as a shareholder of the restructured Fund to exit their investment at NAV, which is what shareholders would receive upon the termination of the Fund in accordance with its current term structure. The completion of the tender offer will be subject to several conditions as described more fully below.

In addition, if the Restructuring takes effect, it is expected that the Fund will increase its use of leverage from current levels and that the Fund will change its name to “Nuveen Preferred and Income Fund.” The Fund’s use of leverage provides opportunities for additional income when the short-term rates the Fund pays on its leveraging investments are lower than the interest and dividends the Fund earns on its portfolio securities that it has purchased with the proceeds of that leverage. The increased use of leverage is intended to result in increases in the Fund’s common share earnings and distribution rate.

In order for the Restructuring to take effect, shareholders are being asked to approve the amendment to the Declaration of Trust to eliminate the term structure of the Fund (the “Shareholder Proposal”). The other elements of the Restructuring do not require shareholder approval but will not be implemented unless shareholders approve the Shareholder Proposal.

Q.	What are the conditions for the completion of the Tender Offer?

A.

As part of the Restructuring, the Fund’s Board has authorized the Fund to commence a tender offer for up to 100% of its outstanding shares at NAV (the “Tender Offer”) if shareholders of the Fund approve the Shareholder Proposal. The Tender Offer will provide an opportunity for those shareholders who do not wish to continue their investment as a shareholder of the restructured Fund to exit their investment at NAV, which is what shareholders would receive upon the termination of the Fund in accordance with its current term structure. The completion of the Tender Offer will be subject to certain conditions, including: (1) the aggregate net assets of the Fund must equal or exceed $70 million as of the expiration date of the Tender Offer, taking into account the amounts that would be paid to shareholders who have properly tendered their shares, (2) common shares of the Fund must remain eligible for listing on the New York Stock Exchange (“NYSE”) following consummation of the Tender Offer and (3) the Fund must remain subject to the reporting requirements of the Securities Exchange Act of 1934 following the consummation of the Tender Offer (the “Tender Offer Conditions”).

If shareholders of the Fund approve the Shareholder Proposal, but one or more of the Tender Offer Conditions are not met at the expiration of the Tender Offer, the Restructuring will not take effect, the Tender Offer will not be completed and the Fund will proceed to terminate on its scheduled termination date, unless the Board extends the term of the Fund for up to six months in accordance with the charter documents of the Fund.

The net assets of the Fund as of September 30, 2021 were $[•].

Q.	Why was the Fund launched as a term fund?

A.

The Fund was launched in 2017 with an investment objective to provide a high level of current income and total return by investing in preferred securities and other income producing securities. The Fund was structured with a limited term for a number of reasons, including that the Fund was designed to mitigate the risk of rising interest rates both by limiting overall portfolio duration, and by investing a portion of assets in securities that have features (such as fixed-to-floating coupons) that are expected to reduce the impact of rising interest rates, and whose value may consequently fall less in rising interest rate markets than otherwise similar securities without such features. Accordingly, the Fund has a limited term of five years and will terminate in March 2022, unless the Board extends the term of the Fund for up to six months in accordance with the charter documents of the Fund.

Q.	How will the Restructuring impact fees and expenses?

A.

The Fund’s management fee currently consists of a fund-level fee and a complex-level fee. If the Restructuring takes effect, there will be no change to the Fund’s contractual management fee rate, but the Adviser has agreed to waive fees and expenses in an amount equal to 50% of the Fund’s management fee payable for the first year following the effectiveness of the Restructuring. This fee waiver will go into effect only if the Shareholder Proposal is approved and all of the Tender Offer Conditions are satisfied at the expiration of the Tender Offer. The fee waiver is expected to result in higher net income, which could translate into a higher distribution rate and potentially better secondary market trading.

While the fee waiver is expected to result in cost savings to shareholders who continue their investment in the Fund for the first year following the effectiveness of the Restructuring, total fund operating expenses are expected to increase relative to current levels following the expiration of the fee waiver if there is a material decrease in the Fund’s assets as a result of the Tender Offer.

Q.	Will shareholders of the Fund have to pay any fees or expenses in connection with the Restructuring?

A.

The Adviser is bearing the costs of the Restructuring, other than costs in connection with the sale of portfolio securities necessary to complete the Tender Offer and to reposition the Fund’s portfolio to take advantage of changes to the Fund’s investment strategy following the effectiveness of the Restructuring. Common shareholders of the Fund will bear these costs indirectly. While transaction costs associated with the Fund’s Tender Offer are expected to be substantial, such costs are not expected to be greater than the costs that would be associated with the liquidation of the Fund’s portfolio in anticipation of its scheduled termination date. In addition, management expects the management fee waiver to more than offset trading costs associated with portfolio repositioning.

Q.	What benefits may be expected for the Fund’s shareholders if the Restructuring takes effect?

A.	Based on information provided by the Adviser, the Fund’s Board believes that the Restructuring may benefit the Fund’s shareholders in a number of ways, including, among other things:

•

Maintaining Exposure to a Leveraged Strategy Focused On Preferred and Other Income Producing Securities. The Restructuring will allow existing shareholders of the Fund whose investments would otherwise be liquidated at the end of the Fund’s scheduled term the option to maintain exposure to a leveraged strategy focused on preferred and other income producing securities. Shareholders will also be able to defer the realization of taxable gains that would result from the liquidation of the Fund and avoid reinvestment risks and costs associated with establishing a new position in another closed-end fund.

•

Enhancements to Investment Strategy. Amending the Fund’s non-fundamental investment policies to permit investments in CoCos and increasing the Fund’s use of leverage will more closely align the Fund’s investment strategy with that of peer funds in the marketplace and are expected to result in increases in the Fund’s common share earnings and distribution rate.

•

Fee Waiver. During the first year following the effectiveness of the Restructuring, the Adviser has agreed to waive management fees or reimburse expenses in an amount equal to 50% of the Fund’s management fee. The fee waiver is expected to result in higher net income during the year in which it is in effect, which could translate into a higher distribution rate and potentially better secondary market trading.

•

Adviser Will Bear Direct Costs of the Restructuring. The Adviser will bear the costs of the implementation of the Restructuring, other than costs in connection with the sale of portfolio securities necessary to complete the Tender Offer, which may be substantial, and to reposition the Fund’s portfolio to take advantage of changes to the Fund’s investment strategy following the effectiveness of the Restructuring.

Q.	What is the timetable for the Shareholder Proposal?

A.

If the Shareholder Proposal is approved and all of the Tender Offer Conditions are satisfied at the expiration of the Tender Offer, the Restructuring is expected to take effect on or about February 28, 2022.

Q.	What will happen if shareholders do not approve the Shareholder Proposal?

A.

If shareholders of the Fund do not approve the Shareholder Proposal, the Restructuring will not take effect, the Fund will not conduct a Tender Offer and the Fund will proceed to terminate on its scheduled termination date, unless the Board extends the term of the Fund for up to six months in accordance with the charter documents of the Fund.

Q.	How does the Fund’s Board recommend that I vote on the Shareholder Proposal?

A.	After careful consideration, the Fund’s Board has determined that the Shareholder Proposal is in the best interests of the Fund and recommends that you vote FOR the Shareholder Proposal.

General

Q.	Who do I call if I have questions?

A.

If you need any assistance, or have any questions regarding the Shareholder Proposal or how to vote your shares, please call Computershare Fund Services, the proxy solicitor for the Fund, at [•] weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m., Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote by attending the Special Meeting, or by mail, by telephone or over the Internet:

•	To vote at the meeting, please follow the instructions below for attending the meeting, which will be held virtually.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	How can I attend the Special Meeting?

A.

The Special Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the Special Meeting only if you were a shareholder of record as of the close of business on [•], 2021. No physical meeting will be held.

You will be able to attend the Special Meeting online and submit your questions during the Special Meeting by visiting [•]. You also will be able to vote your shares online by attending the Special Meeting by webcast. To participate in the Special Meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

v

The online meeting will begin promptly at [•] p.m., Central time on [•], 2021. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the access instructions as outlined herein.

Q.	How do I register to attend the Special Meeting virtually on the Internet?

A.

If your shares are registered in your name, you do not need to register to attend the Special Meeting virtually on the Internet. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Special Meeting virtually on the Internet.

To register to attend the Special Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, three business days prior to the Special Meeting date. You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.

Q.	Why hold a virtual meeting?

In light of the public health concerns regarding the coronavirus outbreak (COVID-19), we believe that hosting a virtual meeting is in the best interests of the Fund and its shareholders.

Q.	Will anyone contact me?

A.

You may receive a call from Computershare Fund Services, the proxy solicitor hired by the Fund, to verify that you received your proxy materials, to answer any questions you may have about the Shareholder Proposal and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in the Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, the Fund may not be able to hold the Special Meeting or the vote, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

Notice of Special Meeting of Shareholders to be held on [•], 2021	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

[•], 2021

Nuveen Preferred and Income 2022 Term Fund (JPT)

To the Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the “Special Meeting”) of Nuveen Preferred and Income 2022 Term Fund (the “Fund”) will be held on [•], 2021, at [•] p.m., Central time, for the following purposes:

1.

Approval of Amendment to the Declaration of Trust. To approve an amendment to the Fund’s Declaration of Trust that would eliminate the provision requiring the automatic termination of the Fund on March 1, 2022.

2.	To transact such other business as may properly come before the Special Meeting.

In light of the public health concerns regarding the coronavirus outbreak (COVID-19), the Special Meeting will be held in a virtual meeting format only, which will be conducted online via webcast. Shareholders may attend and vote at the virtual Special Meeting by following the instructions included in the Q&A and Proxy Statement.

Only shareholders of record of the Fund as of the close of business on [•], 2021 are entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Special Meeting of the Fund. In order to avoid delay and additional expense for the Fund, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the Internet.

•	To vote at the meeting, please follow the instructions below for attending the meeting, which will be held virtually.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

You will be able to attend and participate in the Special Meeting online, vote your shares electronically and submit your questions during the meeting by visiting: [•] at the meeting date and time described in the enclosed Proxy Statement. To participate in the Special Meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box. There is no physical location for the Special Meeting.

If you hold your shares through an intermediary, you will need to register at least three business days prior to the Special Meeting by following the instructions in the enclosed Proxy Statement.

Mark L. Winget

Vice President and Secretary

The Nuveen Closed-End Funds

Nuveen Preferred and Income 2022 Term Fund (JPT)

Proxy Statement	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

[•], 2021

This Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or about [•], 2021.

General Information

This Proxy Statement is being furnished to the shareholders of Nuveen Preferred and Income 2022 Term Fund (the “Fund”), a closed-end management investment company, in connection with the solicitation of proxies by the Fund’s Board of Trustees (the “Board”) for use at the Special Meeting of Shareholders of the Fund to be held on [•], 2021, at [•] p.m., Central time, and at any and all adjournments or postponements thereof (the “Special Meeting”), to consider the Shareholder Proposal listed below and discussed in greater detail elsewhere in this Proxy Statement. The Fund is organized as a Massachusetts business trust. Shareholders of record of the Fund as of the close of business on [•], 2021 are entitled to notice of and to vote at the Fund’s Special Meeting and any and all adjournments or postponements thereof.

On the matter coming before the Special Meeting, if a shareholder specifies a choice on the accompanying proxy card, the shareholder’s shares will be voted accordingly if such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted FOR the Shareholder Proposal. A shareholder of the Fund who executes proxies or provides voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on the Shareholder Proposal by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the virtual Special Meeting and voting. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. However, merely attending the virtual Special Meeting will not revoke any previously submitted proxy.

To be approved, the following proposal must be approved by a majority (more than 50%) of the Fund’s outstanding common shares entitled to vote on the matter:

To approve an amendment to the Fund’s Declaration of Trust that would eliminate the provision requiring the automatic termination of the Fund on March 1, 2022.

A quorum of shareholders is required to take action at the Special Meeting. A majority (more than 50%) of the shares entitled to vote at the Special Meeting, represented in person (including participation by means of remote or “virtual” communication) or by proxy, will constitute a quorum of shareholders at the Special Meeting. Votes cast in person (including participation by means of remote or “virtual” communication) or by proxy at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. The inspectors of election will determine whether or not a quorum is present at the Special Meeting.

Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients are generally required to request the instructions of such customers and clients on how to vote their shares before the Special Meeting. For purposes of holding a meeting, all properly submitted proxies, including abstentions, will be counted as present for purposes of determining whether a quorum is present. In addition, because the approval of Proposal No. 1 requires that a minimum percentage of the Fund’s outstanding common shares be voted in favor of the proposal, abstentions will have the same effect as a vote against the proposal.

The Fund understands that, under the rules of the New York Stock Exchange (the “NYSE”), such broker-dealer firms may, for certain “routine” matters, grant discretionary authority to the proxies designated by the Board to vote without instructions from their customers and clients if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” for which the broker or nominee returns a completed proxy but are not voted because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary authority to vote such shares on a particular matter. Broker non-votes typically occur when both routine and non-routine proposals are being considered at a meeting. Proposal No. 1 described in this Proxy Statement is considered a “non-routine” matter for which, under the rules of the NYSE, uninstructed shares may not be voted by broker-dealers. As a result, it is expected that there will be no broker non-votes at the Special Meeting.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Shares Outstanding

Those persons who were shareholders of record at the close of business on [•], 2021 will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held. As of [•], 2021, the Fund had [•] common shares and no preferred shares issued and outstanding.

The common shares of the Fund are listed on the NYSE. Reports, proxy statements and other information concerning the Fund can be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

PROPOSAL NO. 1

APPROVAL OF AMENDMENT TO THE DECLARATION OF TRUST

Background Regarding the Restructuring

The Fund was launched in 2017 with an investment objective to provide a high level of current income and total return by investing in preferred securities and other income producing securities. The Fund was structured with a limited term for a number of reasons, including that the Fund was designed to mitigate the risk of rising interest rates both by limiting overall portfolio duration, and by investing a portion of assets in securities that have features (such as fixed-to-floating coupons) that are expected to reduce the impact of rising interest rates, and whose value may consequently fall less in rising interest rate markets than otherwise similar securities without such features. Accordingly, the Fund has a limited term of five years and will terminate in March 2022, unless the Board extends the term of the Fund for up to six months in accordance with the charter documents of the Fund.

In light of the upcoming scheduled termination of the Fund, Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), the investment adviser to the Fund, has recommended and, at a meeting held on September 20, 2021, the Board approved a series of proposals to restructure the Fund including: (1) amending the Fund’s Declaration of Trust to eliminate the term structure of the Fund; (2) amending the Fund’s non-fundamental investment policies to permit the Fund to invest in contingent capital securities (“CoCos”); (3) approving an agreement with Nuveen Fund Advisors to waive management fees or reimburse expenses in an amount equal to 50% of the Fund’s management fee for the first year following the effectiveness of the Restructuring (as defined below); and (4) authorizing a tender offer for up to 100% of the Fund’s outstanding shares at net asset value (“NAV”) (the “Tender Offer”) in order to provide an opportunity for those shareholders who do not wish to continue their investment as a shareholder of the restructured Fund to exit their investment at NAV, which is what shareholders would receive upon the termination of the Fund in accordance with its current term structure (collectively, the “Restructuring”). The completion of the Tender Offer will be subject to several conditions as described more fully below. The Restructuring is intended to give shareholders of the Fund the opportunity to either continue their investment in the Fund through the elimination of the Fund’s term structure or receive NAV for their Fund shares through a tender offer.

Based on information provided by Nuveen, the Board believes that the Restructuring may benefit the Fund’s shareholders in a number of ways, including, among other things:

•

Maintaining Exposure to a Leveraged Strategy Focused On Preferred and Other Income Producing Securities. The Restructuring will allow existing shareholders of the Fund whose investments would otherwise be liquidated at the end of the Fund’s scheduled term the option to maintain exposure to a leveraged strategy focused on preferred and other income producing securities. Shareholders will also be able to defer the realization of taxable gains that would result from the liquidation of the Fund and avoid reinvestment risks and costs associated with establishing a new position in another closed-end fund.

•	Enhancements to Investment Strategy. Amending the Fund’s non-fundamental investment policies to permit investments in CoCos and increasing the Fund’s use of leverage will more closely align the Fund’s investment strategy with that of peer funds in the marketplace and are expected to result in increases in the Fund’s common share earnings and distribution rate.

•

Fee Waiver. During the first year following the effectiveness of the Restructuring, the Adviser has agreed to waive management fees or reimburse expenses in an amount equal to 50% of the Fund’s management fee. The fee waiver is expected to result in higher net income during the year in which it is in effect, which could translate into a higher distribution rate and potentially better secondary market trading.

•

Adviser Will Bear Direct Costs of the Restructuring. The Adviser will bear the costs of the implementation of the Restructuring, other than costs in connection with the sale of portfolio securities necessary to complete the Tender Offer, which may be substantial, and to reposition the Fund’s portfolio to take advantage of changes to the Fund’s investment strategy following the effectiveness of the Restructuring.

In addition, if the Restructuring takes effect, it is expected that the Fund will increase its use of leverage from current levels and that the Fund will change its name to “Nuveen Preferred and Income Fund.” The Fund’s use of leverage provides opportunities for additional income when the short-term rates the Fund pays on its leveraging investments are lower than the interest and dividends the Fund earns on its portfolio securities that it has purchased with the proceeds of that leverage. The increased use of leverage is intended to result in increases in the Fund’s common share earnings and distribution rate.

In order for the Restructuring to take effect, shareholders of the Fund must vote to approve the amendment of the Fund’s Declaration of Trust to eliminate the term structure (the “Shareholder Proposal”). The other elements of the Restructuring do not require shareholder approval but will not be implemented unless shareholders approve the Shareholder Proposal.

Declaration of Trust Amendment

Paragraph (a) of Article XIII, Section 1 of the Fund’s Declaration of Trust provides that, unless earlier terminated or unless the term is extended, in each case as provided in that paragraph, the Fund will continue its operations in the ordinary course until no later than the close of business on March 1, 2022, provided that the Trustees may take such steps prior to the termination date as they deem appropriate in anticipation of ceasing operations in the ordinary course on such date; and that following March 1, 2022, the Trustees will proceed to wind up the affairs of the Fund in accordance with the applicable provision of the Declaration of Trust. In addition, paragraph (a) of Article XIII, Section 1 of the Fund’s Declaration of Trust provides that, notwithstanding the foregoing, the Fund or a class or series of its securities may be terminated at any time prior to the close of business on March 1, 2022, or the term of the Fund may be extended beyond March 1, 2022 for one period that in no event may exceed six months, in each case by action of the Trustees and upon provision of at least 60 days prior written notice to affected shareholders, without a vote of the shareholders of the Fund, or the class or series as the case may be.

The Board has approved, and recommends that shareholders approve, an amendment to the Fund’s Declaration of Trust in the form set forth in Appendix A. As proposed, the amendment would eliminate the provisions of the Fund’s Declaration of Trust described in the foregoing paragraph and replace in its entirety with a provision stating that, unless terminated as provided in the Declaration of Trust, the Fund will continue without limitation of time. The effect of this amendment to the Declaration of Trust would be to eliminate the Fund’s term provision. As a result, the Fund would no longer be managed in anticipation of a scheduled termination date and would not be required to liquidate its entire portfolio and wind up its affairs on that date. Shares of the Fund would continue to trade on the NYSE and shareholders would be able to sell their shares on the NYSE at market value. Closed-end fund shares frequently trade at a discount to net asset value.

Risk Considerations

If shareholders approve the Shareholder Proposal and the Restructuring takes effect, the Fund will not terminate and liquidate its assets on or before March 1, 2022, and a continued investment in the Fund will involve the same types of risks currently associated with an investment in the Fund. There is no guarantee that the Fund’s investment objective will be achieved. The elimination of the term structure will result in the Fund being subject to market discount risk, which the term structure is intended to mitigate. Additionally, the tender offer component of the Restructuring is likely to result in a significant decrease in assets, which may result in higher fees and expenses following the expiration of the one-year fee waiver, as well as wider bid-ask spreads in the secondary trading of shares.

If the Shareholder Proposal is approved and the Restructuring takes effect, as a result of the amendment of the Fund’s non-fundamental investment policies to permit investments in CoCos, an investment in the Fund following the Restructuring will become subject to new risks associated with investments in CoCos. CoCos have loss absorption mechanisms benefitting the issuer built into their terms. Upon the occurrence of a specified trigger or event, CoCos may be subject to automatic conversion into the issuer’s common stock, which likely will have declined in value and which will be subordinate to the issuer’s other classes of securities, or to an automatic write-down of the principal amount of the securities, potentially to zero, which could result in the Fund losing a portion or all of its investment in such securities. CoCos are often rated below investment grade and are subject to the risks of high yield securities.

In addition, if the Restructuring takes effect, to the extent the Fund increases its use of leverage from current levels, an investment in the Fund will be subject to increased leverage risk. Leverage typically magnifies the total return of the Fund’s portfolio, whether that return is positive or negative. Leverage is intended to increase common share net income, but there is no assurance that the Fund’s leveraging strategy will be successful

Shareholder Approval

The amendment of the Fund’s Declaration of Trust is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the Fund’s outstanding common shares entitled to vote on the matter.

Abstentions will not be voted but will have the same effect as a vote against the approval of the Shareholder Proposal. Broker non-votes are shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter. Because the matter being presented at the

Special Meeting is a “non-routine” matter for which a broker or nominee does not have discretionary voting power under NYSE rules, it is expected that there will be no broker non-votes at the Special Meeting.

The amendment of the Declaration of Trust will take effect only if shareholders approve the Shareholder Proposal described in this Proxy Statement and, following approval of the Shareholder Proposal, only if all of the Tender Offer Conditions (as defined below) are satisfied at the expiration of the Tender Offer. If shareholders do not approve the Shareholder Proposal or one or more of the Tender Offer Conditions are not satisfied at the expiration of the Tender Offer, the amendment will not take effect and the Fund will terminate in accordance with its scheduled termination date.

Under the Fund’s Declaration of Trust and by-laws, shareholders do not have dissenters’ rights of appraisal with respect to the Shareholder Proposal.

The Board recommends that shareholders of the Fund vote FOR the approval of the Declaration of Trust amendment.

Tender Offer

If the Fund’s shareholders approve the Shareholder Proposal, the Board has authorized the Fund to commence a tender offer for up to 100% of its outstanding shares at net asset value (the “Tender Offer”). The completion of the Tender Offer will be subject to the following conditions: (1) the aggregate net assets of the Fund must equal or exceed $70 million as of the expiration date of the Tender Offer, taking into account the amounts that would be paid to shareholders who have properly tendered their shares, (2) shares of the Fund must remain eligible for listing on the NYSE, and (3) the Fund must remain subject to the reporting requirement of the Securities Exchange Act of 1934 (the “Tender Offer Conditions”).

If shareholders of the Fund do not approve the Shareholder Proposal, the Restructuring will not take effect, the Fund will not conduct a Tender Offer and the Fund will proceed to terminate on its scheduled termination date, unless the Board extends the term of the Fund for up to six months in accordance with the charter documents of the Fund.

The Fund is expected to liquidate its portfolio to the extent necessary to pay for the shares that may be tendered in the Tender Offer by tendering shareholders. Such portfolio dispositions may occur when market conditions are unfavorable. The Fund will bear the transaction costs associated with such portfolio sales. To the extent that portfolio investments of the Fund are sold, the Fund may recognize gains or losses, which may increase or decrease the net capital gain or net investment income to be distributed to Fund shareholders. If the Fund’s Tender Offer is not completed, the Fund would bear similar risks and costs in connection with the liquidation of its portfolio prior to its scheduled termination date.

If the Fund’s shareholders approve the Shareholder Proposal, the Fund expects to commence the Tender Offer as soon as practicable after the Special Meeting.

Comparative Expense Information

The purpose of the comparative fee table is to assist you in understanding the various costs and expenses of investing in common shares of the Fund. The information in the table reflects the fees and expenses for the Fund’s fiscal year ended July 31, 2021 and the pro forma expenses for the twelve months ended July 31, 2021 for the Fund giving effect to the Restructuring and assuming that the net assets of the Fund attributable to common shares following the Tender Offer will be $70 million and the Fund’s leverage ratio is increased to 32% of managed assets (after their use).

Annual Expenses (as a percentage of net assets applicable to common shares)	Nuveen Preferred and Income 2022 Term Fund(1)	Nuveen Preferred and Income Fund Pro Forma
Management Fees	1.07%	1.26%
Interest Expense on Borrowings	0.22%	0.43	%(2)
Other Expenses	0.08%	0.16	%(3)

Total Annual Operating Expenses before Fee Waiver	1.37%	1.85%
Fee Waivers	—	(0.63	)%(4)

Total Annual Operating Expenses After Fee Waivers	1.37%	1.22%

(1)	“Annual Expenses (as a percentage of net assets applicable to common shares)” are based on the expenses of the Fund for the twelve months ended July 31, 2021.
(2)

Interest Expense on Borrowings for the Pro Forma scenario gives effect to the expected increase in the Fund’s leverage ratio in connection with the Restructuring and assumes the same average interest rate as the Fund incurred for the twelve-month period ended July 31, 2021.

(3)	Other Expenses for the Pro Forma scenario are restated to reflect the effects of the Restructuring as described above.
(4)

Nuveen Fund Advisors has agreed to waive management fees or reimburse expenses in an amount equal to 50% of the Fund’s net management fee for the first year following the effectiveness of the Restructuring.

Example: The following examples illustrate the expenses that a shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Operating Expenses remain the same. For Nuveen Preferred and Income Fund Pro Forma, the example reflects the fee and expense waiver for one year in each period. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Nuveen Preferred and Income 2022 Term Fund	$14	$43	$75	$165
Nuveen Preferred and Income Fund Pro Forma	$12	$52	$94	$212

Expenses Associated with the Restructuring

The Adviser is bearing the costs of the Restructuring, other than costs in connection with the sale of portfolio securities necessary to complete the Tender Offer, which may be substantial, and to reposition the Fund’s portfolio to take advantage of changes to the Fund’s investment strategy following the effectiveness of the Restructuring. Shareholders of the Fund will bear these costs indirectly. While transaction costs associated with the Fund’s Tender Offer are expected to be substantial, such costs are not expected to be greater than the costs that would be associated with the liquidation of the Fund’s portfolio in anticipation of its scheduled termination date. In addition, management expects the management fee waiver to more than offset trading costs associated with portfolio repositioning.

If shareholders of the Fund do not approve the Shareholder Proposal as described in this Proxy Statement or one or more of the Tender Offer Conditions are not met at the expiration of the Tender Offer, the Tender Offer for the Fund will not be completed, the Restructuring will not take effect and the Fund will proceed to terminate on its scheduled termination date, unless the Board extends the term of the Fund for up to six months in accordance with the charter documents of the Fund.

GENERAL INFORMATION

Attending the Special Meeting

If you wish to attend and vote at the virtual Special Meeting you will be able to do so by following the instructions included in the Q&A and this Proxy Statement.

Outstanding Shares of the Fund

The following table sets forth the number of outstanding common shares and certain other share information of the Fund as of [•], 2021.

(1) Title of Class	(2) Shares Authorized	(3) Shares Held by Fund for Its Own Account	(4) Shares Outstanding Exclusive of Shares Shown under (3)
Common shares	Unlimited	—	[	•]

The common shares of the Fund are listed and trade on the NYSE under the ticker symbol JPT.

Shareholders of the Fund

As of [•], 2021, the members of the Board and officers of the Fund as a group owned less than 1% of the total outstanding common shares.

Information regarding shareholders or groups of shareholders who beneficially own more than 5% of a class of shares of the Fund is provided below. Information in the table below is based on a review of Schedule 13D and 13G filings and amendments made on or before [•], 2021.

Title of Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
Common shares	[•]	[•]	[•]

Information About the Adviser

Nuveen Fund Advisors, a registered investment adviser, serves as investment adviser to the Fund and is located at 333 West Wacker Driver, Chicago, Illinois 60606. Nuveen Fund Advisors is a subsidiary of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of [•], 2021, Nuveen managed approximately $[•] trillion in assets, of which approximately $[•] billion was managed by Nuveen Fund Advisors.

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement and all other costs in connection with the solicitation of proxies with respect to the Shareholder Proposal will be borne by the Adviser. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. Any additional costs of solicitation will be paid by the Adviser.

The Fund has engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $7,500 plus reasonable expenses, which will be borne by the Adviser.

Shareholder Proposals

Unless the Restructuring takes effect or the Board in its discretion extends the term of the Fund for up to six months in accordance with the charter documents of the Fund, the Fund will terminate on March 1, 2022. To be considered for presentation at the 2022 annual meeting of shareholders of the Fund, if any, a shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must have been received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than November 8, 2021. A shareholder of the Fund wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to the Fund’s by-laws, submit such written notice to the Fund no earlier than December 8, 2021 and no later than December 23, 2021. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board member should write to the attention of William Siffermann, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund that you own. If the communication is intended for a specific Board member and so indicates, it will be sent only to that Board member. If a communication does not indicate a specific Board member, it will be sent to the Independent Chairman and the outside counsel to the independent Board members for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for the Fund is July 31.

Shareholder Report Delivery

Shareholder reports will be sent to shareholders of record of the Fund following the Fund’s fiscal year end. The Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on [•], 2021.

The Fund’s Proxy Statement is available at http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information. For more information, shareholders may also contact the Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above.

Other Information

Management of the Fund does not intend to present and does not have reason to believe that others will present any items of business at the Special Meeting, except as described in this Proxy Statement. However, if other matters are properly presented at the meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

Upon at least five business days advance written notice to the Fund, a shareholder of the Fund is entitled to inspect and copy at the offices where they are maintained, a list of shareholders and their addresses entitled to be present and to vote at the Fund’s Special Meeting, provided that the written notice describes with reasonable particularity the purpose of the demand, that the demand is made in good faith and for a proper purpose, and the records requested are directly connected to that purpose, and provided further that the Trustees shall not have determined in good faith that disclosure of the records sought would adversely affect the Fund in the conduct of its business or constitute material non-public information at the time when the shareholder’s notice of demand to inspect and copy is received by the Fund. The Fund may furnish the shareholder with copies of the shareholder list, including copies furnished through an electronic transmission. Shareholders interested in inspecting the list of shareholders for the Fund should contact (800) 257-8787 for additional information. To email the Fund, please visit http://www.nuveen.com/contact-us.

In the absence of a quorum for a particular matter, business may proceed on any other matter or matters which may properly come before the Special Meeting if there is present, in person (virtually) or by proxy, a quorum of shareholders in respect of such other matters. The chairman of the meeting may, whether or not a quorum is present, propose one or more adjournments of the Special Meeting on behalf of the Fund without further notice to permit further solicitation of proxies.

By returning the enclosed form of proxy, you are authorizing the persons named on the proxy to vote in their discretion on any matter that properly comes before the Special Meeting.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients are generally required to request the instruction of such customers and clients on how to vote their shares on the proposal described in this Proxy Statement. A broker-dealer firm that is subject to the rules of the NYSE and that has not received instructions from a customer prior to the date specified in its request for voting instructions may not vote such customer’s shares on the proposal. A signed proxy card or other authorization by a beneficial owner of shares of the Fund that does not specify how the beneficial owner’s shares are to be voted on the proposal may be deemed to be an instruction to vote such shares in favor of the proposal.

IF YOU CANNOT BE PRESENT AT THE SPECIAL MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Mark L. Winget

Vice President and Secretary

The Nuveen Closed-End Funds

APPENDIX A

NUVEEN PREFERRED AND INCOME 2022 TERM FUND

AMENDMENT NUMBER 2 TO

AMENDED AND RESTATED DECLARATION OF TRUST

The undersigned, being at least a majority of the Trustees of the Trust, acting pursuant to Section 4 of Article XIII of the Declaration of Trust dated as of July 6, 2016 (as amended, the “Declaration of Trust”), of Nuveen Preferred and Income 2022 Term Fund (the “Trust”), with the consent of shareholders holding more than fifty percent (50%) of Shares entitled to vote, do hereby amend the Declaration of Trust, effective as of [•], 2022, as follows:

1. The name of the Trust is hereby changed to Nuveen Preferred and Income Fund and all references to the name of the Trust in the Declaration of Trust are amended accordingly.

2. Paragraph (a) of Section 1 of Article XIII is hereby amended by replacing it in its entirety by the following:

Section 1. Termination of Trust. (a) Unless terminated as provided herein, the Trust shall continue, without limitation of time. Except as may be set forth in any Statement relating to the issuance of Shares, the Trust, or any class or series thereof may be terminated at any time by the Trustees by written notice to the Shareholders without a vote of the shareholders of the Trust, or the class or series as the case may be, or by the affirmative vote of the shareholders entitled to vote at least sixty-six and two-thirds percent (66 2/3%) of the outstanding Common Shares and Preferred Shares, voting as a single class, in the case of the termination of the Trust, or by the affected class or series as the case may be in the event of the termination of a class or series, unless such action has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of Trustees fixed in accordance with this Declaration of Trust or the By-Laws, in which case the affirmative vote of the holders of at least a majority of the outstanding Common Shares and Preferred Shares, voting as a single class or the applicable class or series as the case may be, shall be required.

Except as amended hereby, the Declaration of Trust remains in full force and effect.

(signature page follows)

A-1

IN WITNESS WHEREOF, the undersigned, being a majority of Trustees of the Trust, have executed this instrument as of this              day of                 , 2022.

Jack B. Evans, as Trustee 333 West Wacker Drive Chicago, Illinois 60606	William C. Hunter, as Trustee 333 West Wacker Drive Chicago, Illinois 60606

Amy B.R. Lancellotta, as Trustee 333 West Wacker Drive Chicago, Illinois 60606	Joanne T. Medero, as Trustee 333 West Wacker Drive Chicago, Illinois 60606

Albin F. Moschner, as Trustee 333 West Wacker Drive Chicago, Illinois 60606	John K. Nelson, as Trustee 333 West Wacker Drive Chicago, Illinois 60606

Judith M. Stockdale, as Trustee 333 West Wacker Drive Chicago, Illinois 60606	Carole E. Stone, as Trustee 333 West Wacker Drive Chicago, Illinois 60606

Matthew Thornton III, as Trustee 333 West Wacker Drive Chicago, Illinois 60606	Terence J. Toth, as Trustee 333 West Wacker Drive Chicago, Illinois 60606

Margaret L. Wolff, as Trustee 333 West Wacker Drive Chicago, Illinois 60606	Robert L. Young, as Trustee 333 West Wacker Drive Chicago, Illinois 60606

A-2

Nuveen

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com	JPT1221

[FORM OF PROXY CARD] EVERY SHAREHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: Please detach at perforation before mailing. NUVEEN PREFERRED AND INCOME 2022 TERM FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [], 2021 THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen Preferred and Income 2022 Term Fund, revoking previous proxies, hereby appoints Kevin J. McCarthy, Christopher M. Rohrbacher and Mark L. Winget, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Preferred and Income 2022 Term Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held virtually at the following Website: www.meetingcenter.com.io/[•], on [•], 2021, at [•] Central Time, and at any adjournments or postponements thereof as indicated on the reverse side. To participate in the virtual meeting, enter the 14-digit control number from the shaded box on this card. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof. Receipt of the Notice of the Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged. The shares of Nuveen Preferred and Income 2022 Term Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: [•] [ ] PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code VOTE AT THE VIRTUAL MEETING Visit www.meetingcenter.com.io/[•] on [•], 2021 at [•] Central Time. To Participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call [•] Follow the recorded instructions available 24 hours

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! Important Notice Regarding the Availability of Proxy Materials for Nuveen Preferred and Income 2022 Term Fund Special Meeting of Shareholders to Be Held Virtually on [•], 2021. The Proxy Statement for this meeting is available at: http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/ IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof. Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposal 1. To approve an amendment to Nuveen Preferred and Income 2022 Term Fund’s Declaration of Trust that would eliminate the provision requiring the automatic termination of the fund on March 1, 2022. B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx JPT [ ] M xxxxxxxx